Exhibit 10.75.1
AMENDMENT
     Reference is made to the Guaranty dated as of August 30, 2006 (the “Guaranty”) made by Business Objects S.A. (the “Guarantor”) in favor of Citigroup Inc. and each subsidiary or affiliate thereof (including Citibank, N.A. and each of its branches wherever located)(“Citigroup”). Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Guaranty.
     The Guaranty is hereby amended by deleting Schedule A to the Guaranty in its entirety and replacing it with Schedule A attached hereto.
     The Guarantor represents and warrants that the representations and warranties contained in Section 9 of the Guaranty are correct on and as of the date of this Amendment as though made on and as of the date hereof. The Guarantor represents and warrants to Citigroup that this Amendment has been duly authorized, executed and delivered on its behalf, and that the Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms. Except as amended hereby, the Guaranty shall remain in full force and effect. The Guarantor hereby confirms that the Guaranty, as amended hereby, and all rights and powers created thereby or thereunder, are in all respects ratified and confirmed. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment sets forth the entire agreement between the parties with respect to the matters addressed herein and supersedes all prior communications, written or oral, with respect hereto. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the November 2, 2006.

Business Objects S.A.

By	/s/ James R. Tolonen
Title: Chief Financial Officer

Citigroup Inc.

By	/s/ Ross Levitsky
Title: Director, VP

SCHEDULE A
(as of November 2, 2006)
Business Objects S.A.

Subsidiaries	Country	Currencies
ACTA GmbH	Germany	All currencies
Blue-Edge Software Ltd	United Kingdom	All currencies
Borg Merger Sub II, Inc (*)	USA	All currencies
Business Objects (U.K.) Ltd	United Kingdom	All currencies
Business Objects Americas	USA	All currencies
Business Objects Argentina S.R.L.	Argentina	All currencies
Business Objects Asia Pacific Pte Ltd	Singapore	All currencies
Business Objects Australia Pty Ltd	Australia	All currencies
Business Objects BeluxS.A./N.V.	Belgium	All currencies
Business Objects Corporate	Canada & USA	All currencies
Business Objects Danmark ApS	Denmark	All currencies
Business Objects Data Integration Inc	USA	All currencies
Business Objects de Mexico S. de RL de CV	Mexico	All currencies
Business Objects Deutschland GmbH	Germany	All currencies
Business Objects do Brasil Ltda.	Brazil	All currencies
Business Objects Finland Ltd.	Finland	All currencies
Business Objects Greater China Ltd	China (Hong Kong)	All currencies
Business Objects Holding B.V.	Netherlands	All currencies
Business Objects Holding S.A.S	France	All currencies
Business Objects Holding, Inc.	USA	All currencies
Business Objects Iberica S.L.	Spain	All currencies
Business Objects Italia S.p.A	Italy	All currencies
Business Objects Japan K.K.	Japan	All currencies
Business Objects Korea Ltd	South Korea	All currencies
Business Objects Malaysia Sdn. Bhd.	Malaysia	All currencies
Business Objects Nederland B.V.	Netherlands	All currencies
Business Objects Nihon B.V.	Netherlands	All currencies
Business Objects Nordic A.B.	Sweden	All currencies
Business Objects Option LLC	USA	All currencies
Business Objects Schweiz A.G.	Switzerland	All currencies
Business Objects Software (Shanghai) Co., Ltd.	China	All currencies
Business Objects Software India Private Limited	India	All currencies
Business Objects Software Ltd	Ireland	All currencies
Business Objects Software South Africa (Proprietary) Ltd.	South Africa	All currencies
Business Objects Taiwan Inc.	Taiwan	All currencies
Crsytal Decisions Ireland Ltd	Ireland	All currencies
Crystal Decisions (Australia) Pty Ltd	Australia	All currencies
Crystal Decisions (France)S.A.S	France	All currencies
Crystal Decisions (Singapore) Pte Ltd	Singapore	All currencies
Crystal Decisions (UK) Ltd	United Kingdom & USA	All currencies
Crystal Decisions Holding Ltd. (Ireland)	Ireland	All currencies
Crystal Decisions Hong Kong Ltd	Hong Kong	All currencies
Set Analyzer Ltd.	United Kingdom	All currencies
SRC Software (Singapore) Pte Ltd	Singapore	All currencies
SRC Software (UK) Ltd.	UK	All currencies
SRC Software Applications Spain SL	Spain	All currencies
SRC Software Belgium SPRL	Belgium	All currencies
SRC Software Sweden AB	Sweden	All currencies
SRC Software, Inc.	USA	All currencies

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